SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
              ____________________________________________________

                                 FORM 8-K
                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                             December 13, 2004
               Date of Report (Date of earliest event reported)
             ____________________________________________________

                             TERRA TREMA, INC.
            (Exact name of registrant as specified in its charter)

                                Nevada
        (State or other jurisdiction of incorporation or organization)

                                ????????
                        (Commission Fie Number)

                              88-0492268
                 (IRS Employer Identification Number)

                     2002-A Guadalupe St. Suite 200
Austin, TX                                                       78705
(Address of principal executive offices)                       (ZIP Code)

                          Alan Lomax, CEO
                         Terra Trema, Inc.
                  2002-A Guadalupe St. Suite 200
                         Austin, TX 78705
               (Name and address of agent for service)

                         (512) 407-9847
     (Telephone number, including area code of agent for service)

        _____________________________________________________________
                             Copy to:
                           James Reskin
                        Reskin & Associates
                      520 South Fourth Street
                     Louisville, KY 40202-2577











Item 1. Change of Control of Registrant. None

Item 2. Acquisition or Disposition of Assets. None

Item 3. Bankruptcy or Receivership. None

Item 4. Changes in Registrant's Certifying Accountant.  None

Item 5. Other Events.   On December 13, 2004, at a Meeting of the Board of
Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Alan Lomax to fill a vacancy on the Board. Mr. Lomax was elected as a director and Mr. Lomax has accepted this appointment. Mr. Lomax was also appointed by the Board of Directors to serve as Chief Executive Officer and he has accepted this appointment as well. His biographical information is:

	Mr. Alan Lomax is a graduate of University of Texas at Austin with a degree in Economics. He has served as President of a computer technology intelligence corporation with a core focus on reverse engineering systems and structures and applying that knowledge to develop financial applications. Mr. Lomax has also served as Managing Member of an LLC that offers consulting services to Small Cap companies in the area of Business Development.

On December 13, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected James R. Palmersheim to fill a vacancy on the Board. Mr. Palmersheim was elected as a director and Mr. Palmersheim has accepted this appointment. His biographical information is:

Mr. Palmersheim was awarded a Bachelor of Arts degree in 1984 from Marquette University on an Army ROTC scholarship. Upon graduation, he was commissioned as a Second Lieutenant in the United States Army, where he served as an Army Aviator. He received his wings in 1985 as a Commandants List Graduate of the Army Aviation School and was assigned to Aviation Combat Intelligence flying OV-1D and RU-21 aircraft. Since leaving active duty in 1990, Mr.
Palmersheim has been a pilot for American Airlines flying international and domestic routes. He also holds a Series 65 Registered Investment Advisor License.

On December 13, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Jim Tucker to fill a vacancy on the Board. Mr. Tucker was elected as a director and Mr. Tucker has accepted this appointment. His biographical information is:

	Mr. Tucker earned his Business Associates Degree in 1966 from McMurry University and ten years later was certified as a Public Accountant in the state of Texas. His background includes over twenty years experience in the oil and gas industry where he served as Vice President of Finance and Chief Financial Officer for multiple corporations. Currently, Mr. Tucker manages J.W.Tucker C.P.A. Accounting Firm where he specializes in preparing Private Placement Partnership Business Plans, financial management, and mortgages.

Item 6. Resignation of Registrant's Directors.  None.

Item 7. Financial Statements and Exhibits.  None.

Item 8. Change in Fiscal Year. None.

Item 9. Regulation FD Disclosure.  None.

EXHIBITS.  None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Austin, Texas on the 13th day of December, 2004.

Terra Trema, Inc.

By: 	/s/ Alan Lomax                          .
      Alan Lomax, Chief Executive Officer
	December 14, 2004